SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2001

                                      CEND

                                  (Depositor)

  (Issuer in respect of CDMC Mortgage-Backed Pass-Through Certificates, Series

                (Exact name of registrant as specified in charter)

Delaware                      333-49820                     95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



6000 Atrium Way, Mt. Laurel, NJ, , DE                       08054
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 800.257.0460

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CEND
                 CDMC Mortgage-Backed Pass-Through Certificates
                                 Series 2001-2

On June 25, 2001, The Bank of New York, as Trustee for CEND, CDMC
Mortgage-Backed Pass-Through Certificates Series 2001-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001, among CEND as Depositor, Cendant Mortgage Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CEND, CDMC Mortgage-Backed Pass-Through Certificates Series 2001-2 relating to the distribution date of June 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2001


                                      CEND


                          By: /s/ Joseph Callaway
                              ------------------------------
                          Name:   Joseph Callaway
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2001


                             Payment Date: 06/25/01


          ------------------------------------------------------------
                          Cendant Mortgage Corporation
         CDMC Mortgage-Backed Pass-Through Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        135,448,291.29    7.000000%     5,663,046.34    790,115.03    6,453,161.37       0.00       0.00
                        A2         17,088,728.00    7.000000%             0.00     99,684.25       99,684.25       0.00       0.00
                        A3         12,000,000.00    7.000000%             0.00     70,000.00       70,000.00       0.00       0.00
                        X          15,395,947.40    7.000000%             0.00     89,809.69       89,809.69       0.00       0.00
                        P              61,020.35    0.000000%            51.45          0.00           51.45       0.00       0.00
Residual                R                   0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,553,750.06    7.000000%         2,574.50     20,730.21       23,304.71       0.00       0.00
                        B1          1,332,656.40    7.000000%           965.44      7,773.83        8,739.27       0.00       0.00
                        B2            888,437.27    7.000000%           643.62      5,182.55        5,826.18       0.00       0.00
                        B3            621,906.98    7.000000%           450.54      3,627.79        4,078.33       0.00       0.00
                        B4            355,374.71    7.000000%           257.45      2,073.02        2,330.47       0.00       0.00
                        B5            355,375.59    7.000000%           257.39      2,073.02        2,330.42       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        171,705,540.64     -            5,668,246.73  1,091,069.39    6,759,316.13     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        129,785,244.95              0.00
                                A2         17,088,728.00              0.00
                                A3         12,000,000.00              0.00
                                X          14,644,748.53              0.00
                                P              60,968.90              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,551,175.56              0.00
                                B1          1,331,690.96              0.00
                                B2            887,793.64              0.00
                                B3            621,456.45              0.00
                                B4            355,117.26              0.00
                                B5            355,118.13              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        166,037,293.85     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/01


          ------------------------------------------------------------
                          Cendant Mortgage Corporation
         CDMC Mortgage-Backed Pass-Through Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    135,448,291.29     7.000000% 22540AZB7    39.938547      5.572274    915.308440
                           A2     17,088,728.00     7.000000% 22540AZC5     0.000000      5.833333  1,000.000000
                           A3     12,000,000.00     7.000000% 22540AZD3     0.000000      5.833333  1,000.000000
                           X      15,395,947.40     7.000000%               0.000000      5.536768    902.848749
                           P          61,020.35     0.000000%               0.841106      0.000000    996.664632
Residual                   R               0.00     7.000000% 22540AZH4     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,553,750.06     7.000000% 22540AZE1     0.722904      5.820913    997.147855
                           B1      1,332,656.40     7.000000% 22540AZF8     0.722904      5.820913    997.147855
                           B2        888,437.27     7.000000% 22540AZG6     0.722904      5.820913    997.147855
                           B3        621,906.98     7.000000% 22540AZJ0     0.722904      5.820913    997.147855
                           B4        355,374.71     7.000000% 22540AZK7     0.722904      5.820913    997.147855
                           B5        355,375.59     7.000000% 22540AZL5     0.722741      5.820913    997.147855
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     171,705,540.64       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                          Cendant Mortgage Corporation
         CDMC Mortgage-Backed Pass-Through Certificates, Series 2001-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       166,037,293.85   166,037,293.85
Loan count                    475              475
Avg loan rate           7.839707%             7.84
Prepay amount        5,543,848.14     5,543,848.14

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        15,282.45        15,282.45
Sub servicer fees            0.00             0.00
Trustee fees             1,788.60         1,788.60


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,561,334.00     3,561,334.00
Special Hazard       2,800,346.14     2,800,346.14


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.863520%           100.000000%            164,598,039.64
   -----------------------------------------------------------------------------
   Junior            4.136480%             0.000000%              7,102,352.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,352,800.37
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 4                 1,352,800.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,759,316.13          6,759,316.13
Principal remittance amount            5,668,246.73          5,668,246.73
Interest remittance amount             1,091,069.39          1,091,069.39